Exhibit 99.1

NetLogic Microsystems Contact:	Investor Relations Contact:
Don Witmer, CFO	Leslie Green
NetLogic Microsystems, Inc.	Green Communications Consulting, LLC
650-961-6676	650-312-9060
dwitmer@netlogicmicro.com	leslie@greencommunicationsllc.com

NetLogic Microsystems Announces First Quarter 2006 Financial Results

Triple-Play Applications Drive Record Revenue and Design Wins for Knowledge-based Processors

• Q1 2006 Net Revenues:	$23.3 million

• Q1 2006 GAAP Net Loss:	$7.3 million; $0.39 per share (diluted)

• Q1 2006 Non-GAAP Net Income:	$6.4 million; $0.31 per share (diluted),
representing a 19 percent increase over Q4 2005 non-GAAP net income

MOUNTAIN VIEW, Calif. – April 26, 2006 – NetLogic Microsystems, Inc. (NASDAQ: NETL), the leader in the design and development of knowledge-based processors, today announced financial results for the first quarter ended March 31, 2006.

Revenue in the first quarter of 2006 was $23.3 million, up 10 percent from $21.2 million in the fourth quarter of 2005.

First quarter 2006 net loss, including costs for the acquisition of Cypress’ NSE assets completed during the first quarter, in accordance with generally accepted accounting principles (GAAP), was $7.3 million or a loss of $0.39 per share. First quarter 2006 net loss included an in-process research and development charge of $10.7 million and amortization of intangible assets of $400,000 related to the acquisition. Excluding these costs, the effect of a fair value adjustment to inventory acquired from Cypress and stock-based compensation, non-GAAP net income for the first quarter of 2006 was $6.4 million or $0.31 per share.

By comparison, GAAP net income was $5.0 million or $0.26 per share in the fourth quarter of 2005. Non-GAAP net income for that period, which excludes amortization of stock-based compensation, was $5.3 million or $0.27 per share.

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NetLogic Microsystems, Inc. Announces First Quarter 2006 Results

April 26, 2006

New NETL7™ Platform in Collaboration with AMD

The company announced this week the availability of the NLS1000HDK reference platform that delivers the industry’s best-in-class Layer 7 content processing solution in collaboration with Advanced Micro Devices, Inc. (AMD). By adopting a highly optimized architecture that allows NetLogic Microsystems’ NETL7™ knowledge-based processor to connect directly to the AMD Opteron™ processor through a HyperTransport™ link, the NLS1000HDK platform enables customers to develop cost-effective, leading-edge systems with enhanced functionality, proven interoperability and improved time-to-market.

NetLogic Microsystems’ ability to accelerate intensive content processing for the AMD Opteron processor is an important development that enables customers to significantly enhance the functionality of x86-based systems, and at the same time allows NetLogic Microsystems to expand its market footprint beyond the current networking and communications sectors into the computing and security markets. The tight coupling between the NETL7 knowledge-based processor and the AMD Opteron processor allows the NETL7 processor to efficiently perform comprehensive Layer 7 deep-packet content inspection and complex signature recognition at 10 Gigabits per second (Gbps) while minimizing system bottlenecks and resource utilization.

Management Qualitative Comments

“During the first quarter, we continued to execute on our strategy of customer and product diversification through the introduction of our NETL7 family of Layer 7 knowledge-based processors, the introduction of our second generation NETLiteTM processors and our acquisition of the standard network search engine products of Cypress Semiconductor Corporation,” said Ron Jankov, president and CEO of NetLogic Microsystems. “This enhanced product portfolio allows us to address the needs of a broad market segment – from entry-level packet processing to complex content processing at wire speed. Our products are enabling networking OEMs to supply network service providers with systems offering more advanced functionality for the Internet, such as application-based routing, voice transmission over the Internet, unified threat management network security, virtual private networks and streaming video and audio.

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NetLogic Microsystems, Inc. Announces First Quarter 2006 Results

April 26, 2006

“We were pleased to announce an innovative NLS1000HDK that directly attaches our NETL7 knowledge-based processor to the AMD Opteron processor for intensive deep packet content inspection and signature recognition. This is an important development that enables customers to deliver unparalleled content processing performance and functionality while leveraging significant industry investments in, and broad technology infrastructure for, x86-based systems, and is the first solution that allows network managers to perform full content inspection on every bit of data, voice and video traffic traversing the network at 10Gbps at wire speeds.

“We are also pleased to report continued strength in the adoption of our knowledge-based processors with a record number of new design wins in the first quarter, including several for our latest generation NL6000 knowledge-based processor. The NL6000 family is based on an entirely new core architecture, which has a top performance nearly double that of our NL5000, while consuming approximately one half of the power. This makes the NL6000 particularly well suited for very high bandwidth 10Gigabit Ethernet, Internet Protocol Version 6 and triple play voice, video and data applications, which require the highest processing performance and strictest power management. The NL6000 now has design wins at numerous companies, including Alaxala Networks, Alcatel, Cisco Systems, Force 10 Networks, Foundry Networks, Huawei Technologies and Lucent Technologies.

“We have begun 2006 with solid momentum in the growth and diversification of our product, customer and revenue base. In addition, our expanded product offering in the NETLite family of processors is allowing us to advance our market share in emerging entry-level applications and will be a meaningful driver of our revenue growth late this year. Further, the launch of the NETL7 family of processors and our collaboration with AMD significantly expands our addressable market and should provide revenue growth drivers for 2007 and beyond.”

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NetLogic Microsystems, Inc. Announces First Quarter 2006 Results

April 26, 2006

First Quarter Highlights

•	NetLogic Microsystems announced the launch of its newest, second generation NL3280GLQ NETLite processor, specifically designed for cost-sensitive, high-volume applications such as entry level switches, routers and access equipment. The NL3280GLQ processor is a complete turn key project designed by the company’s rapidly growing India Design Center (IDC). IDC is a state-of-art design center located in Bangalore, India, which currently represents about 25 percent of the company’s worldwide engineering resources.

•	The company announced in February a collaboration with Broadcom Corporation to provide Ethernet routing solutions spanning the enterprise to the carrier market, setting the foundation for carriers to launch a new class of services based on cost-effective, pervasively used, Ethernet communications technology. NetLogic Microsystems’ NL3180GLQ and recently announced NL3280GLQ families of NETLite processors seamlessly interface to Broadcom’s StrataXGS® III 600 Series of carrier-class Ethernet router devices to offer a multitude of intelligent packet based protocols at wire-speed on multiple gigabit Ethernet ports.

•	Also in February, NetLogic Microsystems completed the acquisition of assets and intellectual property associated with Cypress’s standard Network Search Engine products. The company acquired Cypress’s Ayama™ 10000, Ayama 20000, and NSE70000 Network Search Engine families, as well as the Sahasra™ 50000 Algorithmic Search Engine family.

•	In January, NetLogic Microsystems announced the launch of its new NETL7 family of Layer 7 content processors. The first product in the NETL7 family is the NLS1000 content processor, which is the industry’s first content processor capable of processing application networking and security functions with a single 10 Gigabit-per-second engine. The high-performance NLS1000 content processor accelerates compute-intensive pattern and signature recognition tasks for enterprise and carrier-class networks, and is used to perform 10 Gbps wire-speed content inspection of packets traveling through the network.

Conference Call

The company will host its first quarter 2006 financial results conference call today at 2:00 p.m. Pacific time. To listen to the conference call, dial (800) 299-9086 ten minutes prior to the start of the call, using the passcode 12671847. A taped replay

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NetLogic Microsystems, Inc. Announces First Quarter 2006 Results

April 26, 2006

will be made available approximately two hours after the conclusion of the call and will remain available for one week. To access the replay, dial (888) 286-8010 and enter passcode 95300572.

The conference call will be available via a live webcast on the investor relations section of the NetLogic Microsystems web site at http://www.netlogicmicro.com. Access the web site 15 minutes prior to the start of the call to download and install any necessary audio software. An archived webcast replay will be available on the web site for 3 months.

About NetLogic Microsystems

NetLogic Microsystems, Inc., a fabless semiconductor company located in Mountain View, Calif., designs, develops and markets high performance knowledge-based processors for a variety of advanced Internet, corporate and other networking systems, such as routers, switches, network security appliances, network access equipment and networked storage devices. NetLogic Microsystems’ knowledge-based processors use advanced processor architecture and a large knowledge database containing network and network user information to make complex decisions about individual packets of information traveling through the network. Knowledge-based processors significantly enhance the ability of networking OEMs, to supply network service providers with systems offering more advanced functionality for the Internet, such as voice transmission over the Internet, or VoIP, unified threat management, or UTM, virtual private networks, or VPNs, and streaming video and audio. NetLogic Microsystems’ knowledge-based processors are interoperable with industry-leading CPUs, NPUs and routing/switching processors. For more information about products offered by NetLogic Microsystems, call 650.961.6676 or visit the NetLogic Microsystems website at http://www.netlogicmicro.com

NetLogic Microsystems, the NetLogic Microsystems logo. NETL7, NETLite, Ayama and Sahasra are trademarks of NetLogic Microsystems, Inc. All other trademarks are the sole property of their respective holders.

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“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this press release regarding NetLogic Microsystems’ business, including, but not limited to, revenue projections, which are not historical facts may be “forward-looking statements” that involve risks and uncertainties. Forward-looking statements are based on certain assumptions and expectations of future events that are subject to risks and uncertainties. Actual results and trends may differ materially from historical results or those projected in any such forward-looking statements depending on a variety of factors. These factors include, but are not limited to, customer acceptance and demand for our products, the volume of sales to our principal product customers, manufacturing yields for our products, potential warranty claims and product defects, the timing of manufacture and delivery of product by our foundry suppliers, the length of our sales cycles, our average selling prices, the strength of the OEM networking equipment market and

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NetLogic Microsystems, Inc. Announces First Quarter 2006 Results

April 26, 2006

the cyclical nature of that market and the semiconductor industry. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in our Forms 10-Q and 10-K, as well as other reports that NetLogic Microsystems files from time to time with the Securities and Exchange Commission. All forward-looking statements are qualified in their entirety by this cautionary statement, and NetLogic Microsystems undertakes no obligation to update publicly any forward-looking statement for any reason, except as required by law, even as new information becomes available or other events occur in the future.

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NetLogic Microsystems, Inc. Announces First Quarter 2006 Results

April 26, 2006

NETLOGIC MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)

(UNAUDITED)

	Three months ended
	March 31, 2006	December 31, 2005
Revenue	$23,324	$21,221
Cost of revenue**	8,936	7,915

Gross profit	14,388	13,306

Operating expenses:
Research and development**	8,061	5,886
In-process research and development	10,700	—
Selling, general and administrative**	3,607	3,028

Total operating expenses	22,368	8,914

Income (loss) from operations	(7,980)	4,392

Interest and other income, net	681	564

Income (loss) before income taxes	(7,299)	4,956

Provision for income taxes	25	(27)

Net income (loss)	$(7,324)	$4,983

Net income (loss) per share - Basic	$(0.39)	$0.28

Net income (loss) per share - Diluted	$(0.39)	$0.26

Shares used in calculation - Basic	18,846	17,908

Shares used in calculation - Diluted	18,846	19,418

**	Includes the following amounts related to stock-based compensation (in thousands):

	Three months ended
	March 31, 2006	December 31, 2005
Cost of revenue	$17	$20
Research and development	1,593	162
Selling, general and administrative	922	172

Total	$2,532	$354

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NetLogic Microsystems, Inc. Announces First Quarter 2006 Results

April 26, 2006

Non-GAAP Financial Information

In addition to disclosing financial results calculated in accordance with U.S. generally accepted accounting principles (GAAP), this announcement of operating results contains non-GAAP financial measures that exclude the income statement effects of stock-based compensation, amortization of intangible assets, an in-process research and development charge and a fair value adjustment of the acquired invenotry resulting from the acquisition of NSE assets of Cypress Semiconductor Corporation and the effects of our adoption of SFAS 123R upon the number of diluted shares used in calculating non-GAAP earnings per share.

We exclude stock-based compensation to calculate non-GAAP net income and non-GAAP earnings per share for Q1-06 to allow for a better comparison of results in the current period to those in prior periods that did not include FAS 123(R) stock-based compensation.

In addition, we exclude amortization of intangibles, an in-process research and development charge and a fair value adjustment related to acquired inventory resulting from our recent acquisition of Cypress’ NSE assets. These are one-time expenses associated with the cost of the acquisition and will not impact operational decisions to be made by management. We exclude these items to calculate the non-GAAP financial measures used by management because management does not consider these charges part of the day-to-day business or reflective of the core operational activities of the Company as they result from corporate transactions outside the ordinary course of business. Management uses these non-GAAP measures internally to make strategic decisions, forecast future results and evaluate the Company’s current performance.

The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The Company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures. For additional information regarding these non-GAAP financial measures, and management’s explanation of why it considers such measures to be useful, refer to the Form 8-K dated April 26, 2006 that we have submitted to the Securities and Exchange Commission.

RECONCILIATION OF GAAP NET INCOME (LOSS) TO

NON-GAAP NET INCOME (LOSS)

(IN THOUSANDS)

(UNAUDITED)

	Three months ended
	March 31, 2006	December 31, 2005
GAAP net income (loss)	$(7,324)	$4,983

Reconciling items:
Stock-based compensation	2,532	354
In-process research and development	10,700	—
Amortization of intangible assets	372	—
Fair value adjustment related to the inventory acquired from Cypress Semiconductor Corp.	96	—

Pro forma net income (loss)	$6,376	$5,337

NETLOGIC MICROSYSTEMS, INC.

RECONCILIATION OF GAAP DILUTED NET INCOME (LOSS) PER SHARE TO

NON-GAAP DILUTED NET INCOME (LOSS) PER SHARE

(UNAUDITED)

	Three months ended
	March 31, 2006	December 31, 2005
Diluted:
GAAP net income (loss) per share	$(0.39)	$0.26

Reconciling items:
Stock-based compensation	0.12	0.01
In-process research and development	0.52	—
Amortization of intangible assets	0.02	—
Fair value adjustment related to the inventory acquired from Cypress Semiconductor Corp.	—	—
Difference in shares count between diluted GAAP and diluted non-GAAP calculations	0.04	—

Non-GAAP net income (loss ) per share - Diluted	$0.31	$0.27

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NetLogic Microsystems, Inc. Announces First Quarter 2006 Results

April 26, 2006

NETLOGIC MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(IN THOUSANDS)

(UNAUDITED)

	March 31, 2006	December 31, 2005
ASSETS
Current assets:
Cash and cash equivalents	$69,550	$65,788
Accounts receivable, net	10,160	5,972
Inventory	9,184	8,822
Prepaid expenses and other current assets	1,347	832

Total current assets	90,241	81,414

Property and equipment, net	4,079	4,012
Goodwill	30,831	—
Intangible asset	6,338	—
Other assets	103	103

Total assets	$131,592	$85,529

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$7,424	$8,458
Accrued liabilities	6,919	7,432
Deferred revenue	779	—
Capital lease obligations, current	333	360

Total current liabilities	15,455	16,250

Capital lease obligations, long-term	327	327
Other liabilities	291	294

Total liabilities	16,073	16,871

Stockholders’ equity:
Common stock and additional paid-in capital	206,311	152,559
Notes receivable from stockholders	(36)	(44)
Deferred stock-based compensation	(700)	(1,114)
Accumulated other comprehensive income	11	—
Accumulated deficit	(90,067)	(82,743)

Total stockholders’ equity	115,519	68,658

Total liabilities and stockholders’ equity	$131,592	$85,529